UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019 (May 21, 2019)

FRONT YARD RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

On May 21, 2019, Front Yard Residential Corporation (the “Company”) entered into a letter agreement (the “Agreement”) with Snow Park Capital Partners LP (together with certain of its affiliates, “Snow Park”). The following is a summary of the material terms of the Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Pursuant to the terms of the Agreement, promptly following the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), the Company will increase the size of the Company’s Board of Directors (the “Board”) to eight directors, and appoint each of Leland Abrams and Lazar Nikolic (each an “Appointed Director” and, collectively, the “Appointed Directors”) to serve as directors of the Company, effective immediately. Immediately following the 2019 Annual Meeting, David B. Reiner will resign from the Board.

Pursuant to the terms of the Agreement, the Company will establish a committee (the “Strategic Review Committee”) of independent directors to conduct a review of strategic alternatives available to the Company. The Strategic Review Committee will consist of four independent Board members, including one of the Appointed Directors.

Snow Park has agreed, among other things, to withdraw its slate of director nominees and support the Company’s slate of directors at the 2019 Annual Meeting. The Agreement also includes, among other provisions, certain standstill and voting commitments by Snow Park, procedures for determining any replacements for the Appointed Directors, non-disparagement covenants, expense reimbursement and other items that are addressed in the Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described above, Mr. Reiner will step down as a director of the Company effective immediately following the 2019 Annual Meeting on May 23, 2019.

Item 8.01	Other Events

On May 21, 2019, the Company issued a press release regarding the matters described in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement, date May 21, 2019, by and among Front Yard Residential Corporation and Snow Park Capital Partners, LP.
99.1	Press Release of Altisource Residential Corporation dated May 21, 2019.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation
May 21, 2019	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer